UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

TREVENA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36193	26-1469215
(Commission File No.)	(IRS Employer Identification No.)

1018 West 8th Avenue, Suite A

King of Prussia, PA 19406

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (610) 354-8840

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

Appointment of Yacoub Habib, Ph.D.

Effective as of July 20, 2015, Yacoub Habib, Ph.D., joined Trevena, Inc. as Senior Vice President, Business Development and Corporate Planning.  A copy of Dr. Habib’s employment agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1	Executive Employment Agreement, effective as of July 20, 2015, by and between Trevena, Inc. and Yacoub Habib.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 21, 2015	TREVENA, INC.

	By:	/s/ John M. Limongelli
John M. Limongelli
Sr. Vice President, General Counsel & Corporate Secretary

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EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Executive Employment Agreement, effective as of July 20, 2015, by and between Trevena, Inc. and Yacoub Habib.

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